UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2008

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)

(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 6, 2008, Orchids Paper Products Company (the “Registrant”) entered into an Amendment Two to Second Amended and Restated Agented Credit Agreement (the “Amendment”) with its existing bank group to:

•	increase the capital expenditures permitted for fiscal year 2008 from $1.5 million to $6.25 million, returning to $1.5 million per year thereafter; and
•	increase the borrowing limit of the revolving credit facility from $6.0 million to $8.0 million.

The Registrant’s bank group includes Bank of Oklahoma, N.A., Bancfirst and Commerce Bank, N.A. The increase in permitted capital expenditure is necessary in connection with the Registrant’s automation of certain processes in its converting facility. It is also possible that the Registrant will utilize the additional available credit to partially finance this project.

The foregoing summary is not complete. A copy of the Amendment and the Registrant’s press release dated March 11, 2008 announcing the Amendment are attached as Exhibit 10.1 and 99.1, respectively, to this report on Form 8-K and are incorporated herein by reference.

Item 2.02.   Results of Operations and Financial Condition.

On March 10, 2008, the Registrant reported its financial results for the quarter and full year ended December 31, 2007. A copy of the Registrant’s press release containing this information is attached as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

On March 11, 2008, the Registrant issued a press release announcing a project to automate certain processes in its converting facility, and the amendment of its credit agreement. A copy of this press release is being filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

On March 10, 2008, the Registrant reported its financial results for the quarter and full year ended December 31, 2007. A copy of the Registrant’s press release containing this information is being furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits. See the Exhibit Index which is hereby incorporated by reference.

The information furnished pursuant to Item 2.02, including Exhibit 99.2, as it relates to the Registrant’s financial results for the quarter and full year ended December 31, 2007, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act unless the Registrant specifically incorporates the information by reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: March 11, 2008	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

Exhibit Index

Exhibit	Description
10.1	Amendment Two to Second Amended and Restated Agented Credit Agreement, dated March 6, 2008.
99.1	Press Release, dated March 11, 2008.
99.2	Press Release, dated March 10, 2008.